Union Carbide Corporation and Subsidiaries	EXHIBIT 10.5.21

TWENTY-FIRST AMENDMENT TO THE
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Twenty-First Amendment to the Amended and Restated Revolving Credit Agreement (this “Amendment”) is made effective as of December 30, 2022, and is entered into among Union Carbide Corporation, as Borrower (“Borrower”) and The Dow Chemical Company, as Lender (“Lender”) (together, the “Parties”).

BACKGROUND

The Parties have entered into the Amended and Restated Revolving Credit Agreement dated as of May 28, 2004, as amended (the “Credit Agreement”).

The Parties desire to amend the Credit Agreement according to the terms in this Amendment. Any capitalized terms used in this Amendment, but not otherwise defined in this Amendment, are as defined in the Credit Agreement.

THE AGREEMENT

1.    Amendment to Section 1.1. The Parties agree to amend Section 1.1 of the Credit Agreement by Replacing the definition of “Scheduled Termination Date” with the following definition:

“Scheduled Termination Date” means December 30, 2023.

2.    No Other Amendment or Waiver. Except as expressly amended by this Amendment, the Credit Agreement and all other Loan Documents remain in full force and effect in accordance with their terms, and the Parties ratify and confirm the Credit Agreement and all other Loan Documents in all respects.

3.    Execution in Counterparts. This amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

4.    Governing Law. This Amendment and the rights and obligations of the Parties to this Amendment will be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Page Follows]

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Union Carbide Corporation and Subsidiaries	EXHIBIT 10.5.21

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives.

LENDER:	BORROWER:

THE DOW CHEMICAL COMPANY	UNION CARBIDE CORPORATION

By: /s/ MICHAEL NASH	By: /s/ IGNACIO MOLINA
Michael Nash	Ignacio Molina
Global Treasury Director, Financial Planning, Operations and Systems	Chief Financial Officer, Vice President and Treasurer

Signature Page
Twenty-First Amendment to the Amended and Restated Revolving Credit Agreement
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